UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)

(Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE ARCHER FUNDS

BALANCED FUND

INCOME FUND

STOCK FUND

AUGUST 31, 2012

Archer Balanced Fund

Shareholder Letter

August 31, 2012 (Unaudited)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 6.76% for the Year ended August 31, 2012 and 1.48% since inception (September 27, 2005) compared to a total return of 11.94% and 5.31% for the Dow Jones U.S. Moderate Relative Risk Index, over the same periods.

Performance Review

The Fund’s annual performance has been consistent throughout its tenure.  The managers of the Fund, although would be much happier if it were to outperform its index as used with Morningstar, are happy to stay on target by managing stocks in long-term value and high quality short-term duration securities.      We continue to position the portfolio for what we believe is an inevitable rise in long-term interest rates by overweighting high quality, short- to intermediate-term bonds.  Once again, another factor that adversely impacted the relative performance of the fund was that the benchmark also contains a large weighting of long-term U.S. Treasuries which performed well during the period.  Even with interest rates remaining near historic lows, price insensitive buyers flocked to the perceived relative safety of U.S. debt obligations driven by growing fear in the markets of other nations.  We continue to believe that the United States will be forced to address its own debt problems which will add additional upward pressure on interest rates. We are comfortable avoiding the Treasury bandwagon and believe it is prudent to avoid attempts to capture short-term performance in an effort to create long-term value for our fellow shareholders.  We do not believe that fear and hope are credible long-term investment strategies.

As we enter the end of 2012, there are many market forces that are showing signs of slowing this earnings period (3rd Quarter).  Revenues are not meeting expectations and companies are once again announcing layoffs heading into a “fiscal cliff” showdown.  There has also been a large divergence in the Value Line geometric mean of stocks vs. the S&P 500.  This has only occurred a handful of times in the past and has the last three times signaled a reversal in the equity markets with a correction.  Very rare does the Value Line diverge from the indices for this long a time.  Since 1961, when this Value Line index was introduced, there have been only three times it lagged the Dow or S&P for more than six months:  1972-73, 1989-90 and 1998-2000.  In each case the market dropped 48%, 20%, and 49% respectively (S&P500).  I do not think the market will drop as sharply as the first and third cases.  I think the Fed has done plenty to make sure that everyone is willing to accept risk by keeping rates at near zero.  Even retired folks have to put some of their money to work to get any kind of yield.

With this being said, our management team feels it is important to keep a portfolio of stocks and bonds that we feel will weather a downturn instead of chasing any upside.  According to Morningstar, our Beta vs. the Best-Fit Index of Lifetime Moderate 2035, is .62 for a three year time period.  This reduced risk should help us outperform for the next downturn in equities.

Equity Portfolio

We have continued to see the market perform well and corporate profits and cash flows have continued to increase.  The latest four quarters has produced by some accounts one of the healthiest earnings Wall Street has ever seen.

•

During the last year we have continued to maintain a healthy position in Healthcare as our top equity sector.  Our healthcare positions with solid dividends are expected to keep the Fund boring, but at the same time cushion the Fund from any downturn.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining a significant weighting in Health Care, Utilities, Consumer Defensives, and Energy.

Fixed-Income Portfolio

We have remained in much the same position as the prior year and have added a few shorter duration fixed income positions as some have matured during the last year.  We continue to remain short-term with our holdings.  Although it is becoming quite clear that the general level of interest rates may stay low for a couple of years still to come.  We to continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation plays to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and it is be long-term in nature.  We believe that portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2011 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a gain of 6.89% for the year ended August 31, 2012 and -1.20% since inception of March 11, 2011.  This compared to a gain of 12.75% for the S&P 400 Midcap Index and 3.29% since inception.

Performance Review

The Fund opened in March of 2011 and thus did not get the benefit of the upward market trend in the first two months of 2011.  However, we feel extremely comfortable with our positions and relative performance to the benchmarks.  The Stock Fund is a go anywhere Fund seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  The Fund was adversely impacted by a few industrial and technology positions over the last year.  However, we are comfortable with the equity positions as of 8/31/2012.  As of August 31, 2012, we are overweight in Agriculture and related industries.  In addition, the investment advisor feels we are positions in companies that are have upward revised estimates and/or strong relative performance will outperform the indices over the long-term.

Archer Income Fund (ARINX)

The Archer Income Fund had a gain of 6.26% for the year ended August 31, 2012 and 6.9% from the date of inception on March 11, 2011 compared to a gain of 6.83% and 8.26% for the year ended and since inception for the Barclay’s Capital US Aggregate Bond Index and 6.67% and 8.04% for the year ended and since inception for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors.  The bond market continues to present investors with many challenges.  Numerous U.S. economic indicators weakened against the backdrop of political gridlock in Washington, concern over heavily indebted European peripheral countries, the effects of the impending “fiscal cliff” and the beginning of the Federal Reserve’s third round of quantitative easing.  Fund performance relative to the Aggregate Index suffered due to our relative underweighting of U.S. Treasury securities which experienced exceptional performance against the backdrop of perceived macro-economic risk and the presence of large numbers of price insensitive buyers.  We believe the recently strong performance U.S. Treasuries will be short-lived and are positioning the portfolio to take advantage of this reversal.

We continue to seek attractive long-term investment opportunities primarily in higher-yielding, segments of the investment grade corporate markets as well as those markets which will protect against a declining U.S. Dollar and rising interest rates. While we do not envision a sudden spike in interest rates, nor a default which would directly impact our holdings, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks.

Troy C. Patton, CPA/ABV

President

Archer Balanced Fund
Performance Illustration
August 31, 2012 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

August 31, 2012

Archer Balanced Fund

$ 11,072

Dow Jones U.S Moderate Relative Risk Index

$ 14,312

Average Annual Total Returns
For the Periods Ended August 31, 2012
	Archer Balanced Fund	Dow Jones U.S. Moderate Relative Risk Index
1 Year	6.76%	11.94%
3 Year	6.16%	11.54%
Since Inception	1.48%	5.31%

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Relative Risk Indexes measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Income Fund
Performance Illustration
August 31, 2012 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

August 31, 2012

Archer Income Fund

$ 11,035

Barclays Capital US Aggregate Bond Index

$ 11,244

Barclays Intermediate Credit Index

$ 11,209

Average Annual Total Returns
For the Periods Ended August 31, 2012
	Archer Income Fund	Barclay's Capital U.S. Aggregate Bond Index	Barclays Intermediate Credit Index
1 Year	6.26%	6.83%	6.67%
Since Inception	6.90%	8.26%	8.04%

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM  pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Stock Fund
Performance Illustration
August 31, 2012 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

August 31, 2012

Archer Stock Fund

$ 9,823

S&P 500 Index

$ 11,202

S&P 400 Midcap Index

$ 10,489

Average Annual Total Returns
For the Periods Ended August 31, 2012
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	6.89%	18.00%	12.75%
Since Inception	-1.20%	7.99%	3.29%

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Balanced Fund

Graphical Illustration

August 31, 2012 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Archer Income Fund

Graphical Illustration

August 31, 2012 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Archer Stock Fund

Graphical Illustration

August 31, 2012 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

	Archer Balanced Fund
	Schedule of Investments
	August 31, 2012

Shares/Principal		Fair Value

COMMON STOCK - 63.72%

Aircraft - 3.24%
7,000	Boeing Co.	$ 499,800

Beverages - 3.29%
7,000	PepsiCo, Inc.	507,010

Cable & Other Pay Television Services - 1.60%
5,000	Walt Disney Co.	247,350

Computer & Office Equipment - 3.09%
25,000	Cisco Systems, Inc.	477,000

Construction Machinery & Equipment - 1.93%
3,500	Caterpillar Inc.	298,655

Crude Petroleum & Natural Gas - 3.23%
10,000	Total S.A. ADR	498,600

Electric Services - 2.00%
10,500	PPL Corp.	307,965

Electronic Computers - 3.02%
700	Apple, Inc.	465,668

Engines & Turbines - 1.57%
2,500	Cummins, Inc.	242,775

Health Care Plans - 4.98%
6,000	Aetna, Inc.	230,460
9,000	Wellpoint, Inc.	538,830
		769,290
Misc. Industrial & Commercial Machinery & Equipment - 1.30%
4,500	Eaton Corp.	201,240

National Commercial Banks - 3.29%
7,300	Wells Fargo & Co.	248,419
7,000	JPMorgan Chase & Co.	259,980
		508,399
Natural Gas Transmission - 2.32%
10,000	Kinder Morgan, Inc.	357,700

Oil, Gas Field Services, NBC - 1.41%
3,000	Schlumberger N.V. LTD.	217,140

Pharmaceutical Preparations - 9.16%
4,500	Abbott Laboratories	294,930
6,000	Johnson & Johnson, Inc.	404,580
10,000	Pfizer, Inc.	238,600
12,000	Teva Pharmaceutical Industries, Ltd. ADR	474,960
		1,413,070
Plastics, Materials & Synthetic Resins/Rubber - 2.58%
8,000	EI Dupont de Nemours & Co.	398,000

Railroads, Line-Haul Operating - 2.58%
5,500	Norfolk Southern Corp.	398,530

Retail - Drug Stores - 3.25%
11,000	CVS Caremark Corp.	501,050

Retail - Eating Places - 1.51%
2,600	McDonald's Corp.	232,674

Services - Business Services, NEC - 1.85%
6,000	eBay, Inc. *	284,820

Services - Prepackaged Software - 3.59%
18,000	Microsoft Corp.	554,760

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.74%
4,000	Procter & Gamble Co.	268,760

Telephone Communications (No Radio Telephone) - 1.19%
5,000	AT&T, Inc.	183,200

TOTAL FOR COMMON STOCK (Cost $9,438,792) - 63.72%		9,833,456

CLOSED-END FUND - 0.70%
5,000	Western Asset Emerging Markets Debt Fund, Inc.	107,450
TOTAL FOR CLOSED-END FUND (Cost $100,059) - 0.70%		107,450

CORPORATE BONDS - 18.77%

Beverages - 0.53%
75,000	Beam, Inc., 6.375%, 6/15/14	81,905

Cement, Hydraulic - 0.68%
100,000	CRH America, Inc., 5.30%, 10/15/13	104,419

Computer & Office Equipment - 1.01%
75,000	Dell, Inc., 4.70%, 4/15/13	76,685
75,000	Hewlett-Packard Co., 4.75%, 6/2/14	79,115
		155,800
Containers - Paper/Plastic - 0.70%
100,000	Sealed Air Corp., 7.875%, 6/15/17	107,938

Crude Petroleum & Natural Gas - 0.66%
100,000	Chesapeake Energy Corp., 6.775%, 3/15/19	101,500

Diversified Banking Institution - 0.98%
50,000	Ally Financial, Inc., 7.00%, 8/15/13 **	51,344
100,000	Ally Financial, Inc., 6.70%, 6/15/18	99,260
		150,604
Electric Services - 0.35%
50,000	Appalachian Power Co., 4.95%, 2/1/15	54,267

Finance Services - 3.78%
125,000	American Express Co., 5.55% 10/17/12	125,752
100,000	Block Financial Corp., 5.125%, 10/30/14	105,290
50,000	Block Financial Corp., 7.875%, 1/15/13	51,220
300,000	Citigroup Funding, 10.00%, 5/28/25	301,500
		583,762
National Commercial Banks - 2.74%
400,000	Bank of America Corp., 7.364%, 5/13/30 **	372,000
50,000	Wells Fargo & Co., 5.25%, 10/23/12	50,317
		422,317
Plastics, Materials & Synthetic Resins - 0.32%
50,000	Dow Chemical Corp., 6.00%, 10/1/12	50,201

Retail - Grocery Stores - 0.32%
50,000	Safeway, Inc., 4.75%, 12/1/21	49,844

Retail - Consumer Electronics Stores - 0.47%
70,000	Best Buy Company, Inc., 6.75%, 7/15/13	72,421

Retail - Lumber & Other Building Material Dealers - 0.52%
75,000	Home Depot, Inc., 5.25%, 12/16/13	79,592

Retail - Variety Stores - 0.40%
60,000	Wal-Mart Stores, Inc., 4.25%, 4/15/13	61,185

Security Broker Dealers - 4.32%
50,000	Morgan Stanley & Co., 4.50%, 08/31/15 **	50,047
75,000	Morgan Stanley & Co., 10.50% , 3/16/30 **	73,125
50,000	Morgan Stanley & Co., 10.00%, 3/31/30 **	49,250
500,000	Morgan Stanley & Co., 10.00%, 4/28/30 ** #	495,000
		667,422
Sugar & Confectionery Products - 0.69%
100,000	WM. Wrigley Jr. Co., 4.65%, 7/15/15	106,180

Telephone Communications - 0.30%
45,000	New York Telephone Co., 7.00%, 6/15/13	47,105

TOTAL FOR CORPORATE BONDS (Cost $2,843,999) - 18.77%		2,896,462

EXCHANGE TRADED FUND - 0.77%
1,000	iShares JP Morgan Emerging Markets Bond Fund	119,560
TOTAL FOR EXCHANGE TRADED FUND (Cost $111,029) - 0.77%		119,560

MUNICIPAL BONDS - 4.57%
40,000	Akron, OH Economic Dev., 5.50%, 12/1/15	43,060
75,000	Bridgeview, IL Stadium & Redev. Projs., 4.76%, 12/1/13	76,780
100,000	Georgia Loc. Govt., 4.75%, 6/1/28	101,885
30,000	Illinois St., 5.87%, 3/1/19	33,540
100,000	Kern Cnty, CA Pension Oblg., 0.00%, 8/15/19	67,323
25,000	Napa, CA, Solid Waste, 5.06%, 8/1/13	25,913
50,000	Reeves Cnty, TX Cops, 5.00%, 12/1/16	51,378
60,000	Reeves Cnty, TX Cops, 6.375%, 12/21/21	62,087
70,000	Saint Clair Cnty, IL Sch Dist., 4.00%, 1/1/21	68,063
117,000	Tobacco Settlement Auth Iowa, 6.50%, 6/1/23	114,080
60,000	University Enterprises Inc. CA, 5.25%, 10/1/20	61,024
TOTAL FOR MUNICIPAL BONDS (Cost $701,130) - 4.57%		705,133

SENIOR NOTE - 0.36%

Cellular Telecommunications - 0.36%
2,000	US Cellular Corp., PFD 6.95%, 5/15/60 *	55,880
TOTAL FOR SENIOR NOTE (Cost $49,920) - 0.36%		55,880

STRUCTURED NOTES - 2.34%
200,000	Suntrust Bank, Atlanta, GA, 0.00%, 9/22/14	239,751
100,000	Suntrust Bank, Atlanta, GA, 0.00%, 3/27/14	121,966
TOTAL FOR STRUCTURED NOTES (Cost $297,163) - 2.34%		361,717

REAL ESTATE INVESTMENT TRUSTS - 3.67%
22,000	Government Properties Income Trust	496,980
500	PS Business Parks Inc., PFD 6.00%, Series T	12,940
2,000	Public Storage, PFD 6.50%, Series P	55,860
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $587,580) - 3.67%		565,780

PREFERRED SECURITIES - 0.50%
3,000	Wells Fargo VII PFD, 5.85%, 5/1/33	77,010
TOTAL FOR PREFERRED SECURITIES (Cost $56,634) - 0.50%		77,010

SHORT TERM INVESTMENTS - 4.16%
641,462	Fidelity Institutional Money Market Portfolio 0.21% ** (Cost $641,462)	641,462

TOTAL INVESTMENTS (Cost $14,827,768) - 99.56%		15,363,910

OTHER ASSETS LESS LIABILITIES - 0.44%		68,871

NET ASSETS - 100.00%		$ 15,432,781

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2012.
# Security is fair valued.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3 +	Total

Common Stocks	$ 9,833,456	-	$ -	$ 9,833,456
Closed-End Funds	107,450	-	-	107,450
Corporate Bonds	2,401,462	-	495,000	2,896,462
Exchange Traded Funds	119,560	-	-	119,560
Senior Note	55,880	-	-	55,880
Structured Notes	361,717	-	-	361,717
Real Estate Investment Trusts	565,780	-	-	565,780
Preferred Securities	77,010	-	-	77,010
Municipal Bonds	705,133	-	-	705,133
Short-Term Investments:
Fidelity Institutional Money Market	641,462	-	-	641,462

	$ 14,868,910	-	$ 495,000	$ 15,363,910

+ Please see footnote 3 in notes to financial statements or additional information on Level 3 securities.
The accompanying notes are an integral part of these financial statements.

	Archer Income Fund
	Schedule of Investments
	August 31, 2012

Shares/Principal		Fair Value

CLOSED-END FUND - DEBT - 1.89%
4,200	Western Asset Emerging Market	$ 90,258
TOTAL FOR CLOSED-END FUND (Cost $81,757) - 1.89%		90,258

CORPORATE BONDS - 40.92%

Beverages - Non-Alcoholic - 1.15%
50,000	Cott Beverages, Inc., 8.375%, 11/15/17	55,250

Brewery - 2.92%
250,000	Ambev Intl. Finance Co., 9.50%, 7/24/17 **	139,560

Commercial Banks - Western US - 1.05%
50,000	Zions Bancorp, 5.50%, 5/10/16	50,152

Crude Petroleum & Natural Gas - 1.06%
50,000	Chesapeake Energy Corp., 6.775%, 3/15/19	50,750

Distribution/Wholesale - 2.16%
100,000	Ingram Micro, Inc., 5.00%, 08/10/22	103,150

Diversified Banking Institution - 4.58%
100,000	Bank of America Corp., 6.75%, 9/9/13 (Australia)	102,052
50,000	Ally Financial, Inc., 7.00%, 8/15/13 **	51,344
66,000	Ally Financial, Inc., 6.70%, 6/15/18	65,512
		218,908
Diversified Financial Services - 2.17%
100,000	GE Capital Australia, 6.75%, 2/18/14 (Australia)	103,742

Electric & Other Services Combined - 1.19%
50,000	CMS Energy, Inc., 6.25%, 2/01/20	57,126

Electric Services - 1.98%
100,000	Ameren Energy Generating Co., 7.00%, 04/15/18 Series H	94,500

Enterprise Software/Services - 2.15%
100,000	BMC Software, Inc., 4.25%, 02/15/22	102,750

Finance Services - 2.63%
125,000	American Express Co., 5.55%, 10/17/12	125,753

Medical - Generic Drugs - 1.83%
75,000	Watson Pharmaceuticals, Inc. 6.125%, 8/15/19	87,546

Miscellaneous Business Credit Institution - 1.16%
50,000	Ford Credit Canada Ltd., 7.50%, 8/18/15	55,361

Multimedia - 1.20%
50,000	Time Warner Inc., 4.75%, 3/29/21	57,261

National Commercial Banks - 2.20%
100,000	Citigroup, Inc., 6.50%, 8/19/13	105,153

Oil Company - Exploration & Production - 3.62%
50,000	Whiting Petroleum Corp., 6.50%, 10/01/18	54,022
100,000	Southwestern Energy Co., 7.125%, 10/10/17	118,983
		173,005
Retail - Consumer Electronics Stores - 1.62%
75,000	Best Buy Company, Inc., 6.75%, 7/15/13	77,594

Supranational Bank - 4.69%
91,819	European BK Recon & Dev., 6.75%, 2/19/13 (Indonesia)	91,688
650,000	International Bank Recon & Dev., 6.50%, 9/11/13	50,685
165,000	International Bank Recon & Dev., 8.25%, 1/24/13	81,894
		224,267
Steel Works, Blast Furnaces, Rolling Mills (Coke Ovens) - 1.56%
75,000	Arcelormittal, 3.75%, 3/1/16	74,475

TOTAL FOR CORPORATE BONDS (Cost $1,931,342) - 40.92%		1,956,303

EXCHANGE TRADED FUNDS - 14.84%
600	iShares Barclays Intermediate Credit Bond	66,672
1,000	iShares iBoxx $ Invest Grade Corp. Bond	120,830
1,000	iShares JP Morgan Emerging Markets Bond	119,560
6,000	PowerShares Build America Bond	182,559
6,000	PowerShares Preferred	88,800
1,500	Vanguard Intermediate-Term Corp. Bond Idx ETF	130,875
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $639,153) - 14.84%		709,296

MUNICIPAL BONDS - 24.67%
60,000	City of Akron Ohio, 5.50%, 12/01/15	64,590
25,000	City of Auburndale Florida, 4.30%, 12/01/26	26,334
50,000	County of Clark Nevada, 6.36%, 11/1/24	60,083
50,000	County of Reeves Texas, 5.00%, 12/1/16	51,378
40,000	County of Reeves Texas, 6.375%, 12/21/21	41,391
50,000	Dickinson County Michigan, 4.80%, 11/01/18	52,837
100,000	Erie County NY Tobacco Asset Corp, 6.00% 6/1/28	94,356
50,000	Georgia Local Government, 4.75%, 6/1/28	50,942
93,000	Iowa Tobacco Settlement Authority, 6.50%, 6/1/23	90,679
75,000	Public Finance Authority, 5.75%, 6/1/23	79,327
30,000	Saint Clair County School District No. 189 East St. Louis, 4.00%, 1/1/21	29,170
75,000	State of Illinois, 4.95%, 6/1/23	77,136
50,000	State of Illinois, 5.665%, 3/1/18	55,946
70,000	State of Illinois, 5.877%, 3/1/19	78,261
125,000	TSACS Inc., 4.75%, 6/1/22	125,119
100,000	University of Central Florida, 5.125, 10/01/20	100,708
25,000	Village of Bridgeview Illinois, 4.76%, 12/01/13	25,593
75,000	Westfield County Indiana Option Income Tax Revenue 3.50%, 11/01/16	75,757
TOTAL FOR MUNICIPAL BONDS (Cost $1,152,365) - 24.67%		1,179,607

PREFERRED SECURITIES - 2.28%
50,000	Edison International, PFD 6.25%, 8/01/49 Series E **	54,451
2,000	First Republic Bank, PFD 6.70%, 12/31/49	54,720
TOTAL FOR PREFERRED SECURITIES (Cost $101,654) - 2.28%		109,171

REAL ESTATE INVESTMENT TRUSTS - 5.43%

REITS - Diversified - 5.43%
2,000	Digital Realty Trust, PFD 6.625%, Series F	53,220
3,500	Duke Realty Corp., PFD 6.50%, Series K	88,340
2,500	Public Storage, PFD 6.45%, Series F	64,275
2,000	Regency Centers Corp., PFD 6.625%, 12/03/49, Series 6	54,000
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $246,076) - 5.43%		259,835

SENIOR NOTE - 2.34%

Cellular Telecommunications - 2.34%
4,000	US Cellular Corp., PFD 6.95%, 5/15/60	111,760
TOTAL FOR SENIOR NOTE (Cost $99,840) - 2.34%		111,760

STRUCTURED NOTE - 3.10%

Diversified Banking Institution - 3.10%
100,000	Morgan Stanley, 3.00%, 8/30/15 **	98,125
50,000	Morgan Stanley & Co., 4.50%, 08/31/15 **	50,047
TOTAL FOR STRUCTURED NOTE (Cost $148,072) - 3.10%		148,172

SHORT TERM INVESTMENTS - 3.62%
173,152	Fidelity Institutional Money Market 0.21% ** (Cost $173,152)	173,152

TOTAL INVESTMENTS (Cost $4,573,411) - 99.09%		4,737,554

OTHER ASSETS LESS LIABILITIES - 0.91%		43,494

NET ASSETS - 100.00%		$ 4,781,048

** Variable rate security; the coupon rate shown represents the yield at August 31, 2012.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Closed-End Fund - Debt	$ 90,258	-	-	$ 90,258
Corporate Bonds	1,956,303	-	-	1,956,303
Exchange Traded Funds	709,296	-	-	709,296
Municipal Bonds	1,179,607	-	-	1,179,607
Preferred Securities	109,171	-	-	109,171
Real Estate Investment Trusts	259,835	-	-	259,835
Senior Note	111,760	-	-	111,760
Structured Note	148,172	-	-	148,172
Short-Term Investments:
Fidelity Institutional Money Market	173,152	-	-	173,152

	$ 4,737,554	-	-	$ 4,737,554

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

	Archer Stock Fund
	Schedule of Investments
	August 31, 2012

Shares/Principal		Fair Value

COMMON STOCK - 97.24%

Agriculture Chemicals - 7.41%
1,000	Agrium, Inc.	$ 98,380
500	CF Industries Holdings	103,505
1,200	Monsanto Co.	104,532
1,000	Mosaic Co.	57,910
		364,327
Air Transportation, Scheduled - 1.22%
6,700	Southwest Airlines Co.	59,898

Aircraft Part & Auxiliary Equipment, NEC - 1.49%
530	TransDigm Group, Inc. *	73,468

Application Software - 2.13%
3,400	Microsoft Corp.	104,788

Arrangement of Transportation of Freight - 0.68%
1,000	Forward Air Corp.	33,620

Biological Products (No Diagnostic Substances) - 2.22%
1,300	Amgen, Inc.	109,096

Business Services - 1.83%
700	Visa, Inc. Class A	89,775

Cable & Other Pay Television Services - 1.34%
1,200	Discovery Communications, Inc. Class A *	65,808

Calculating & Accounting Machines (No Electronic Computers) - 2.12%
3,000	Verifone Systems, Inc. *	104,220

Communication Services, NEC - 1.27%
1,200	DirectTV, Inc. *	62,508

Computer Storage Devices - 2.14%
4,000	EMC Corp. *	105,160

Electric Services - 1.19%
2,000	PPL Corp.	58,660

Farm Machinery & Equipment - 1.84%
600	AGCO Corp. *	25,254
1,000	Lindsay Corp.	65,360
		90,614
Farm Products - 2.07%
1,600	Bunge Ltd.	101,840

Gold & Silver Ores - 1.09%
6,000	Kinross Gold Corp.	53,400

Health Care Plans - 1.25%
1,600	Aetna, Inc.	61,456

Heavy Construction Other Than Building Construction Contractors - 2.01%
2,500	Jacobs Engineering Group, Inc. *	98,850

Household Appliances - 1.11%
1,000	AO Smith Corp.	54,710

Household Furniture - 1.81%
2,700	Leggett & Platt, Inc.	64,098
800	Tempur Pedic International, Inc. *	24,992
		89,090
Industrial Trucks Tractors Trailers & Stackers - 1.57%
3,500	Terex Corp. *	77,245

Measuring & Controlling Devices - 1.40%
1,200	Thermo Fisher Scientific, Inc.	68,820

National Commercial Banks - 4.30%
2,900	BB&T Corp.	91,466
4,000	Cardinal Financial Corp.	51,800
2,000	Wells Fargo & Co.	68,060
		211,326
Natural Gas Distribution - 1.19%
1,300	New Jersey Resources Corp.	58,253

Oil & Gas Equipment & Services - 0.87%
1,300	Halliburton Co.	42,588

Oil & Gas Filed Machinery & Equipment - 3.04%
800	Oil States International, Inc. *	62,592
1,100	National Oilwell Varco, Inc.	86,680
		149,272
Oil & Gas Field Services - 2.06%
1,400	Schlumberger Ltd. N.V.	101,332

Personal Computers - 1.35%
100	Apple, Inc.	66,524

Petroleum Refining - 1.23%
1,500	HollyFrontier Corp.	60,435

Pharmaceutical Preparations - 3.79%
2,300	Teva Pharmaceutical Industries Ltd. ADR	91,034
3,000	Endo Health Solutions, Inc. *	95,460
		186,494
Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 1.12%
1,000	Eastman Chemical Co.	55,260

Public Building & Related Furniture - 2.05%
2,500	BE Aerospace, Inc. *	100,650

Railroad Equipment - 1.11%
700	Westinghouse Air Brake Technologies Corp.	54,698

Railroads, Line-Haul Operating - 0.74%
300	Union Pacific Corp.	36,432

Regional - Pacific Banks - 1.25%
1,200	City National Corp.	61,620

Retail - Shoe Stores - 0.58%
400	Genesco, Inc.	28,260

Savings Institution, Federally Chartered - 0.87%
3,000	United Financial Bancorp, Inc.	42,810

Search, Detection, Navigation Guidance - 1.22%
900	Northrop Grumman Corp.	60,201

Services - Business Services - 4.23%
500	Alliance Data Systems Corp. *	68,825
1,500	Liquidity Services, Inc. *	78,585
100	Priceline.com, Inc. *	60,457
		207,867
Services - Computer Programming, Data Processing & Etc. - 1.39%
100	Google, Inc. Class A *	68,509

Services - Computer Programming Services - 0.65%
3,000	Perficient, Inc. *	32,130

Services - Consumer Credit Reporting Collection Agencies - 1.43%
700	Portfolio Recovery Associates, Inc. *	70,245

Services - Engineering Services - 2.11%
4,000	Tetra Tech, Inc. *	103,760

Services - General Medical & Surgical Hospitals, NEC - 1.37%
2,500	Community Health System, Inc. *	67,600

Services - Health Services - 1.06%
2,000	US Physical Therapy, Inc.	51,940

Services - Home Healthcare Services - 1.48%
1,100	Chemed Corp.	72,633

Services - Motion Picture Theaters - 0.99%
3,500	Regal Entertainment Group	48,650

Services - Personal Services - 1.04%
1,000	Coinstar, Inc. *	51,120

Services - Prepackaged Software - 3.39%
2,500	BMC Software, Inc. *	103,500
2,000	Oracle Corp.	63,300
		166,800
Specialty Cleaning, Polishing & Sanitation Preparations - 0.47%
1,600	Zep, Inc.	23,152

State Banks - 2.56%
3,000	BancorpSouth, Inc.	44,220
1,500	Chemical Financial Corp.	34,410
1,500	Home Bancshares, Inc.	47,265
		125,895
State Commercial Banks - 1.87%
2,000	Texas Capital BancShares, Inc. *	92,040

Wholesale - Drugs Proprietaries & Druggist - 1.24%
700	McKesson Corp.	60,977

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 2.20%
2,900	Enersys, Inc. *	108,025

Wholesale - Groceries & General Line - 1.30%
1,400	Core-Mark Holding Company, Inc.	63,756

Wholesale - Lumber & Other Construction Materials - 1.43%
2,500	Beacon Roofing Supply, Inc. *	70,350

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 1.07%
1,400	LKQ Corp. *	52,836

TOTAL FOR COMMON STOCK (Cost $ 4,536,694) - 97.24%		4,781,793

SHORT-TERM INVESTMENTS - 2.82%
138,739	Fidelity Institutional Money Market Portfolio 0.21%** (Cost $138,739)	138,739

TOTAL INVESTMENTS (Cost $4,675,433) - 100.06%		4,920,532

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.06)%		(2,810)

NET ASSETS - 100.00%		$ 4,917,722

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2012.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 4,781,793	-	-	$ 4,781,793
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	138,739	-	-	138,739

	$ 4,920,532	-	-	$ 4,920,532

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

The Archer Funds
Statement of Assets and Liabilities
August 31, 2012

Assets:	Balanced Fund	Income Fund	Stock Fund
Investments in Securities, at Value (Cost $14,827,768,	$ 15,363,910	$ 4,737,554	$ 4,920,532
$4,573,411, and $4,675,433, respectively)
Cash	27	3	2
Receivables
Shareholder Purchases	27	12	5
Receivable from Advisor	6,593	-	-
Interest	34,090	52,344	17
Dividend	31,428	356	5,685
Prepaid Expenses	14,593	3,687	4,150
Total Assets	15,450,668	4,793,956	4,930,391
Liabilities:
Payables:
Due to Advisor	-	902	1,321
Due to Trustees	695	172	184
Accrued Expenses	17,192	11,834	11,164
Total Liabilities	17,887	12,908	12,669
Net Assets	$ 15,432,781	$ 4,781,048	$ 4,917,722

Net Assets Consist of:
Paid In Capital	$ 16,383,647	$ 4,711,102	$ 4,980,579
Accumulated Undistributed Net Investment Income	204,955	15,530	-
Accumulated Net Realized Loss on Investments	(1,691,963)	(109,727)	(307,956)
Net Unrealized Appreciation in Value of Investments	536,142	164,143	245,099
Net Assets (unlimited shares authorized; 1,706,979, 232,263, and 166,854 shares outstanding, respectively)
	$ 15,432,781	$ 4,781,048	$ 4,917,722
Net Asset Value and Offering Price Per Share	$ 9.04	$ 20.58	$ 29.47

Redemption Price Per Share ($9.04 x 0.995),
($20.58 x 0.99), & ($29.47 x 0.99), respectively *	$ 8.99	$ 20.37	$ 29.18

*The Balanced Fund will deduct a 0.50% redemption fee from redemption proceeds if purchased and redeemed within 30 days.
The Income and Stock Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

The Archer Funds
Statements of Operations
For the year ended August 31, 2012

Investment Income:	Balanced Fund	Income Fund	Stock Fund
Dividends (net of foreign withholding taxes of $7,543, $0, and $684, respectively)	$ 307,004	$ 61,268	$ 48,247
Interest	271,574	168,941	243
Total Investment Income	578,578	230,209	48,490

Expenses:
Advisory Fees (a)	108,823	18,413	30,605
Transfer Agent	33,261	16,178	16,126
Administrative (a)	72,549	30,499	30,499
Registration	43,891	8,188	9,073
Legal	18,341	7,381	7,663
Audit	14,116	6,996	7,220
Custody	4,590	3,624	7,838
Trustee	7,389	1,478	1,846
Miscellaneous	3,970	1,171	1,256
Insurance	3,940	420	525
Printing and Mailing	2,333	600	790
Total Expenses	313,203	94,948	113,441
Fees Waived and Reimbursed by the Advisor (a)	(139,404)	(50,757)	(54,406)
Net Expenses	173,799	44,191	59,035

Net Investment Income (Loss)	404,779	186,018	(10,545)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	24,921	(105,117)	(177,239)
Net Realized Gain on Written Options	8,597	-	-
Capital Gain Distributions from Portfolio Company	1,040	1,157	-
Net Change in Unrealized Appreciation on Investments	535,775	151,382	472,388
Net Realized and Unrealized Gain on Investments	570,333	47,422	295,149

Net Increase in Net Assets Resulting from Operations	$ 975,112	$ 233,440	$ 284,604

(a) See Note 5 in the Notes to the Financial Statements.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes in Net Assets

	Years Ended
	8/31/2012	8/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 404,779	$ 314,098
Net Realized Gain on Investments and Call Options Written	33,518	531,369
Capital Gain Distributions from Portfolio Company	1,040	-
Net Change in Unrealized Appreciation on Investments and Call Options Written	535,775	246,818
Net Increase in Net Assets Resulting from Operations	975,112	1,092,285

Distributions to Shareholders:
Net Investment Income	(349,094)	(312,163)
Total Distributions	(349,094)	(312,163)

Capital Share Transactions:
Proceeds from Sale of Shares	3,220,546	1,660,481
Shares Issued on Reinvestment of Dividends	345,950	288,043
Early Redemption Fees *	-	-
Cost of Shares Redeemed	(2,708,542)	(2,801,323)
Net Increase (Decrease) from Capital Share Transactions	857,954	(852,799)

Net Assets:
Net Increase (Decrease) in Net Assets	1,483,972	(72,677)
Beginning of Year	13,948,809	14,021,486
End of Year (Including Accumulated Undistributed Net
Investment Income of $204,955 and $149,270, respectively)	$ 15,432,781	$ 13,948,809

Share Transactions:
Shares Sold	368,469	186,297
Shares Issued on Reinvestment of Dividends	40,700	33,032
Shares Redeemed	(309,141)	(314,873)
Net Increase (Decrease) in Shares	100,028	(95,544)
Outstanding at Beginning of Year	1,606,951	1,702,495
Outstanding at End of Year	1,706,979	1,606,951

* The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Income Fund
Statement of Changes in Net Assets

	Year Ended	Period Ended *
	8/31/2012	8/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 186,018	$ 65,468
Net Realized Loss on Investments	(105,117)	(847)
Capital Gain Distributions from Portfolio Company	1,157	-
Net Change in Unrealized Appreciation on Investments	151,382	12,761
Net Increase in Net Assets Resulting from Operations	233,440	77,382

Distributions to Shareholders:
Net Investment Income	(235,954)	-
Realized Gains	(4,922)	-
Total Distributions	(240,876)	-

Capital Share Transactions:
Proceeds from Sale of Shares	2,505,483	2,590,524
Shares Issued on Reinvestment of Dividends	228,132	-
Early Redemption Fees **	-	-
Cost of Shares Redeemed	(564,488)	(48,549)
Net Increase from Capital Share Transactions	2,169,127	2,541,975

Net Assets:
Net Increase in Net Assets	2,161,691	2,619,357
Beginning of Year	2,619,357	-
End of Year (Including Accumulated Undistributed Net
Investment Income of $15,530 and $65,468, respectively)	$ 4,781,048	$ 2,619,357

Share Transactions:
Shares Sold	122,186	128,514
Shares Issued on Reinvestment of Dividends	11,431	-
Shares Redeemed	(27,452)	(2,416)
Net Increase in Shares	106,165	126,098
Outstanding at Beginning of Year	126,098	-
Outstanding at End of Year	232,263	126,098

* The Fund commenced investment operations on March 11, 2011.
** The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Stock Fund
Statement of Changes in Net Assets

	Year Ended	Period Ended *
	8/31/2012	8/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (10,545)	$ (2,780)
Net Realized Loss on Investments	(177,239)	(130,717)
Net Change in Unrealized Appreciation (Depreciation) on Investments	472,388	(227,289)
Net Increase (Decrease) in Net Assets Resulting from Operations	284,604	(360,786)

Distributions to Shareholders:
Net Investment Income	-	-
Total Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	2,000,078	3,333,425
Shares Issued on Reinvestment of Dividends	-	-
Early Redemption Fees **	-	-
Cost of Shares Redeemed	(267,557)	(72,042)
Net Increase from Capital Share Transactions	1,732,521	3,261,383

Net Assets:
Net Increase in Net Assets	2,017,125	2,900,597
Beginning of Year	2,900,597	-
End of Year (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 4,917,722	$ 2,900,597

Share Transactions:
Shares Sold	71,061	107,815
Shares Issued on Reinvestment of Dividends	-	-
Shares Redeemed	(9,406)	(2,616)
Net Increase in Shares	61,655	105,199
Outstanding at Beginning of Year	105,199	-
Outstanding at End of Year	166,854	105,199

* The Fund commenced investment operations on March 11, 2011.
** The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	8/31/2012	8/31/2011	8/31/2010	8/31/2009	8/31/2008

Net Asset Value, at Beginning of Period	$ 8.68	$ 8.24	$ 8.09	$ 9.68	$ 11.31

Income (Loss) From Investment Operations:
Net Investment Income *	0.24	0.19	0.16	0.17	0.33
Net Gain (Loss) on Securities (Realized and Unrealized)	0.33	0.43	0.19	(1.48)	(1.46)
Total from Investment Operations	0.57	0.62	0.35	(1.31)	(1.13)

Distributions:
Net Investment Income	(0.21)	(0.18)	(0.20)	(0.28)	(0.25)
Realized Gains	0.00	0.00	0.00	0.00	(0.25)
Total from Distributions	(0.21)	(0.18)	(0.20)	(0.28)	(0.50)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 9.04	$ 8.68	$ 8.24	$ 8.09	$ 9.68

Total Return ***	6.76%	7.54%	4.23%	(13.28)%	(10.46)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15,433	$ 13,949	$ 14,021	$ 10,490	$ 9,909
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.16%	2.00%	2.01%	2.93%	2.30%
Ratio of Net Investment Income to Average Net Assets	1.83%	1.30%	1.06%	0.57%	2.10%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.10%	1.87%	2.29%	3.20%
Portfolio Turnover	76.14%	69.95%	77.73%	79.42%	115.68%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Archer Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended (b)
	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 20.77	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	1.03	0.73
Net Gain on Securities (Realized and Unrealized)	0.20	0.04
Total from Investment Operations	1.23	0.77

Distributions:
Net Investment Income	(1.39)	-
Realized Gains	(0.03)	-
Total from Distributions	(1.42)	-

Proceeds from Redemption Fees **	-	-

Net Asset Value, at End of Period	$ 20.58	$ 20.77

Total Return ***	6.26%	3.85%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,781	$ 2,619
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.57%	4.21%	†
Ratio of Net Investment Income to Average Net Assets	3.67%	4.43%	†
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	†
Ratio of Net Investment Income to Average Net Assets	5.04%	7.44%	†
Portfolio Turnover	24.29%	11.01%

(a) Not Annualized
(b) The Fund commenced investment operations on March 11, 2011.
† Annualized
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Archer Stock Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended (b)
	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 27.57	$ 30.00

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.07)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.97	(2.40)
Total from Investment Operations	1.90	(2.43)

Distributions:
Net Investment Income	-	-
Realized Gains	-	-
Total from Distributions	-	-

Proceeds from Redemption Fees **	-	-

Net Asset Value, at End of Period	$ 29.47	$ 27.57

Total Return ***	6.89%	(8.10)%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,918	$ 2,901
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.78%	3.99%	†
Ratio of Net Investment Loss to Average Net Assets	(1.59)%	(2.78)%	†
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.45%	1.45%	†
Ratio of Net Investment Loss to Average Net Assets	(0.26)%	(0.24)%	†
Portfolio Turnover	399.91%	163.69%

(a) Not Annualized
(b) The Fund commenced investment operations on March 11, 2011.
† Annualized
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2012

NOTE 1. ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of three funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), and the Archer Stock Fund (the “Stock Fund”).   The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Balanced Fund commenced operations on June 11, 2010.   Prior to June 11, 2010, the Balanced Fund operated as a series of the Unified Series Trust, an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Balanced Fund originally commenced investment operations on September 27, 2005.

The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2009-2012 for the Balanced Fund and fiscal years 2011-2012 for the Income and Stock Funds, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended August 31, 2012, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Funds intend to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Funds intend to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Balanced Fund will impose a redemption fee of 0.50% of the total redemption amount (calculated at market value) if shares are redeemed within thirty calendar days of purchase. The Income and Stock Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within ninety calendar days of purchase. There were no redemption fees collected for the Funds for the year ended August 31, 2012.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for additional information on options transactions.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Reclassifications - As of August 31, 2012, the Stock Fund recorded permanent book/tax differences of $10,545 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities, including common stocks, American Depositary Receipts, real estate investment trusts, exchanged-traded funds, preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

The following table sets forth a summary of the changes in the fair value of the Balanced Fund’s level 3 investments for the year ended August 31, 2012:

Investments
Balance Beginning at August 31, 2011	$ -
Net Realized Gain/Loss on Sale of Investments	-
Net Change in Unrealized Appreciation on Investments Held at Year End	-
Net Transferred out of Level 3	-
Net Transferred into Level 3	495,000
Balance End at August 31, 2012	$ 495,000

As of August 31, 2012, the investment in Morgan Stanley & Co., 10.00%, 4/28/30 was transferred into Level 3, as Level 1 inputs were not available as of the measurement date. The Fund Management routinely reviews the price on the FINRA website for up to date trades and pricing.  The Management looks at pricing over a period of 3 months and reviews the pricing for reasonableness as well as against other like investments from the same issuer.  The Fund’s Managers intend to hold the issue until maturity.

See the Fund’s Schedule of Investments for details on investments and levels.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

NOTE 4. DERIVATIVE TRANSACTIONS

As of August 31, 2012, there were no options outstanding in either the Balanced or Income Funds. The Income Fund did not have any options transactions during the fiscal year ended August 31, 2012.

For the year ended August 31, 2012, the Balanced Fund’s transactions in options written were as follows (100 shares of common stock underlie each option contract):

	Number of	Premiums Received
Contracts
Options outstanding at August 31, 2011	-	$ -
Options written	85	8,597
Options exercised	-	-
Options expired	(85)	(8,597)
Options terminated in closing purchase transaction	-	-
Options outstanding at August 31, 2012	-	$ -

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Schedule of Investments - Structured Notes

Balanced Fund

    $ 361,717

Income Fund

    $ 148,172

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended August 31, 2012 by the Balanced Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Call Options Written	Net Realized Gain on Written Options	$8,597	Net Change in Unrealized Appreciation/(Depreciation) on Investments	$0

The Income Fund had no options transactions during the year ended August 31, 2012.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced Fund, 0.50% for the Income Fund, and 0.75% for the Stock Fund of each Fund’s average daily net assets.  For the year ended August 31, 2012, the Advisor earned fees of $108,823 for the Balanced Fund, $18,413 for the Income Fund, and $30,605 for the Stock Fund, before the waivers and reimbursements described below. At August 31, 2012, the Income Fund and the Stock Fund owed the Advisor $902 and $1,321, respectively, for advisory fees.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2012, the Advisor earned administrative fees of $72,549 for the Balanced Fund, $30,499 for the Income Fund, and $30,499 for the Stock Fund.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2013 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2012, the Advisor waived fees and/or reimbursed expenses of $139,404.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2015 totaled $365,013.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2012 were as follows:

Subject to Repayment
Amount	by August 31,
$105,447	2013
$120,162	2014
$139,404	2015

The Advisor owed the Balanced Fund $6,593 at August 31, 2012 for reimbursement of expenses.

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2013 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.20% of the Income Fund’s average daily net assets. For the year ended August 31, 2012, the Advisor waived fees and/or reimbursed expenses of $50,757.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2015 totaled $77,208.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2012 were as follows:

Subject to Repayment
Amount	by August 31,
$ 26,451	2014
$ 50,757	2015

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2013 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.45% of the Stock Fund’s average daily net assets. For the year ended August 31, 2012, the Advisor waived fees and/or reimbursed expenses of $54,406.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.45% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2015 totaled $83,968.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2012 were as follows:

Subject to Repayment
Amount	by August 31,
$ 29,562	2014
$ 54,406	2015

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2013 for the Balanced, Income, and Stock Funds.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $11,131,510 and $10,681,456, respectively.

Archer Income Fund

For the year ended August 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,935,283 and $800,397, respectively.

Archer Stock Fund

For the year ended August 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $17,509,009 and $15,832,109, respectively.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2012, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 63.65% of the voting securities of the Balanced Fund, approximately 78.50% of the voting securities of the Income Fund, and approximately 81.49% of the voting securities of the Stock Fund and may be deemed to control each of the respective Funds.

NOTE 8. TAX MATTERS

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at August 31, 2012, the following represents the tax basis capital gains and losses:

	Balanced	Income	Stock
	Fund	Fund	Fund

Undistributed ordinary income	$ 204,955	$ 15,530	$ -0-

Post-October capital loss deferrals
Realized between 11/1/2011 and 8/31/2012*	$ -0-	$ 109,251	$ 25,929

Capital Loss Carryforwards (a)
Expiring 08/30/2017	$ (645,312)	$ -0-	$ -0-
08/30/2018	$ (1,046,650)	$ -0-	$ -0-
No Expiration – Short-Term	$ -0-	$ -0-	$ (265,999)
	$ (1,691,962)	$ -0-	$ (265,999)

As of August 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	Balanced	Income	Stock
	Fund	Fund	Fund

Gross unrealized appreciation on investment securities	$ 936,577	$ 190,714	$ 354,499
Gross unrealized depreciation on investment securities	$ (400,435)	$ (26,571)	$ (125,428)
Net unrealized appreciation on investment securities	$ 536,142	$ 164,143	$ 229,071

Cost of investment securities (including short-term
Investments)**	$ 14,827,768	$ 4,573,411	$ 4,691,461

*  These deferrals are considered incurred in the subsequent year.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

(a) The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.  Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Stock Fund did not pay any distributions for the years ended August 31, 2012 and 2011.

The Balanced and Income Funds paid the following distributions for the years ended August 31, 2012 and 2011:

Balanced Fund
Years Ended	$ Amount	Tax Character
8/31/2012	$ 349,094	Ordinary Income
8/31/2011	$ 312,163	Ordinary Income

Income Fund
Years Ended	$ Amount	Tax Character
8/31/2012	$ 235,954	Ordinary Income
8/31/2012 8/31/2012	$ 4,433 $ 489	Short-Term Capital Gain Long-Term Capital Gain

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of the Archer Balanced Fund, Archer Income Fund

   and Archer Stock Fund, each a Series of the Archer

   Investment Series Trust

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, (the "Funds"), each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended for the Archer Balanced Fund, and  the period March 11, 2011 (commencement of investment operations) through August 31, 2012 for the Archer Income Fund and the Archer Stock Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For the Archer Balanced Fund, the financial highlights for the two year period ended August 31, 2009 were audited by other auditors whose reports dated  October 30, 2009 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, each a series the Archer Investment Series Trust, as of August 31, 2012, the results of their operations, changes in their net assets and the financial highlights for the years and periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 29, 2012

The Archer Funds
Expense Illustrations
August 31, 2012 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 through August 31, 2012).
Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2012	August 31, 2012	March 1, 2012 to August 31, 2012

Actual	$1,000.00	$1,000.00	$6.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.10	$6.09

* Expenses are equal to the Balanced Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2012	August 31, 2012	March 1, 2012 to August 31, 2012

Actual	$1,000.00	$1,022.52	$6.10
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.10	$6.09

* Expenses are equal to the Income Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2012	August 31, 2012	March 1, 2012 to August 31, 2012

Actual	$1,000.00	$987.93	$7.25
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.35

* Expenses are equal to the Stock Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2012 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (65) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (57) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (45) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Gregory Getts, (55) Treasurer, December 2009 to present	Mutual Shareholders Services, LLC – Principal Owner. January 1999 – present.
C. Richard Ropka, Esq. (49) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Sara Mahon (32) Chief Compliance Officer, December 2009 to present

Executive Assistant/Compliance, Archer Financial Advisors, Inc.,  2006 – present, Executive Assistant/Compliance,  Archer Balanced Fund (NASDAQ: ARCHX), 2006 – present; Executive Assistant, Frontier Investment Advisors/Fiducial, 2001 – 2006.

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

THE ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2012 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Management Agreement Renewal

In connection with a Board meeting held on June 28, 2012 (the "Meeting"), the Board, including a majority of the Trustees who are not interested persons of the Trust nor parties to the investment advisory agreement nor interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the renewal of the investment advisory management agreement (the "Management Services Agreement") between the Trust and the Adviser, on behalf of the Archer Balanced Fund.  In considering the renewal of the Management Services Agreement, the Board interviewed the Adviser and received materials specifically relating to the Management Services Agreement.  These materials included: (a) performance and expense data for a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund's shares; and (c) the resources available with respect to compliance with the Fund's investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including (a) the Adviser’s ADV; (b) information on the overall organization of the Adviser; (c) investment management staffing; (d) the Advisor’s marketing effects toward the Funds’ growth and (d) the overall financial condition of the Adviser and, in particular, the Adviser’s financial condition as it relates to the Management of the Fund.

In their consideration of renewing the Management Services Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Management Services Agreement include the following:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy and strategy.  In addition, the Trustees reviewed the Adviser's Form ADV which described the operations and policies of the Adviser.  The Trustees also reviewed a description of the organizational structure of the Adviser, noting that while the Adviser is owned 100% by Troy C. Patton, the Advisor has two additional portfolio managers and while adding eighteen investment advisor representatives.  The Trustees concluded that the Adviser is adequately staffed relative to its responsibilities and obligations to the Fund.  They also observed that the Adviser's operational and compliance processes are well designed and give the Trustees confidence that the Fund will be managed in conformity with its investment objective and restrictions. The Trustees also considered the administrative services that the Adviser and its employees have provided and would continue to provide to the Fund.  The Adviser certified to the Board that it had complied with the Trust's Code of Ethics.  The Trustees also evaluated the investment management experience of the Adviser and the fact that the Advisor is the current Advisor of the Archer Balanced Fund, the Archer Stock Fund and the Archer Income Fund.  In particular, the Adviser described to the Trustees its experience actively managing separate accounts for over seven (7) years.  The Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Performance.  As to the Funds’ performance, the Trustees reviewed performance information relative to each the Fund's benchmark, and its peer group within its Morningstar category.  The returns of the Balance Fund continue to lag its benchmark and currently has a 1-Star rating with Morning Star and a 3-Star rating by Standard & Poors.  The Fund remains in the top 17% in its category for the last 5 years during bear markets. In evaluating the performances of the Archer Income Fund and the Arcehr Stock Fund, the Trustees noted that these Funds have only been in existence since March 2011.  The Trustees noted that the Income Fund has been in the top 40 percentile in its category year-to-date holding a 2-Star rating by Standard & Poors. The Trustees then noted that the Archer Stock Fund continues to lag its category averages and currently has a 2-Star rating by Standard & Poors.  While the Trustees noted concern over the Archer Balanced Fund and the Archer Stock Fund’s sub-Index performances, they recognized that some portion of any Funds’ sub-Index performance could be attributed to the fees and expenses paid by a Fund when compared to the Index.  Overall, the Trustees concluded that performance was acceptable, although the Trustees will continue to monitor each Fund’s performance against its benchmark and peer group.

Fees and Expenses.  The Trustees then reviewed information in the peer group studies comparing the expense ratio of each Archer Fund to those funds in their respective peer groups.  The Trustees noted that each Fund's expense reimbursement is slightly above the peer group average.  Further, the Trustees considered that, giving effect to the Expense Limitation Agreement, each Fund’s expense ratio continues to be lower than the expense ratio of comparable funds in their respective categories which were determined to be comparable to that particular Fund based on the type of fund, the style of investment management and/or the nature of the markets invested in, among other factors. The Trustees noted that the total fees and expenses of each Fund were within a range of reasonable expenses when compared to a peer group.  The Trustees concluded that the Fund's management fee is fair and reasonable, particularly when considering the size of the Fund.

Economies of Scale.  The Board, including the Independent Trustees, also considered whether there have been any economies of scale in respect of the management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Board considered the potential benefits for the Adviser in managing multiple series under the Archer Investment Series Trust, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into one of the Archer Funds, and the potential for the Adviser to generate soft dollars from Archer Fund trades that may benefit the Adviser’s clients other than those of an Archer Fund. After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all of the foregoing, the Board concluded that the management fees to be paid to the Adviser by each Fund were fair and reasonable.

Profitability.  As to costs incurred by and profits realized by the Adviser, the Board reviewed information regarding the adviser's management fee income for the period ended December 31, 2011, as presented by the Adviser.  The Trustees noted that the Adviser is currently earning a modest monthly fee for its provision of management services, administrator services and compliance services notwithstanding the Advisor’s expense limitation and reimbursement obligation.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

Filed herewith.

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 25,000

FY 2011

$ 24,000

(b)

Audit-Related Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2012

$ 4,800

FY 2011

$ 5,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2012

$ 0

FY 2011

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date November 1, 2012

* Print the name and title of each signing officer under his or her signature.